UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 11, 2007

Commission File Number: 01-19203

PLM Equipment Growth Fund V Liquidating Trust
(Exact name of registrant as specified in its charter)

California	94-3104548
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

405 Lexington Avenue, 67th Floor
New York, NY 10174
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 682-3344

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 11, 2007, PLM CAL I LLC (“CAL I”), an entity in which PLM Equipment Growth Fund V Liquidating Trust (“the Liquidating Trust”) owns a 40% interest, received cash proceeds of $3.25 million from Dougherty Air Trustee, LLC (“Dougherty”) for the owner participation interest in a Boeing 737-524 aircraft. Dougherty purchased the owner participation interest subject to debt of $10.8 million. The Liquidating Trust disclosed it had entered into a letter of intent with Dougherty to sell this owner participation interest on its Current Report on Form 8-K Item 8.01 filed with the Securities and Exchange Commission on December 29, 2006. Such Current Report is incorporated herein by reference. The reduction in debt assumed since the 8-K filed on December 29, 2006 is due to regularly scheduled principal and interest payments since that date.

CAL I distributed approximately $1.3 million of the cash proceeds to the Liquidating Trust.

On April 11, 2007, PLM CAL II LLC (“CAL II”), an entity in which PLM Equipment Growth Fund V Liquidating Trust (“the Liquidating Trust”) owns a 40% interest, received cash proceeds of $3.25 million from Dougherty Air Trustee, LLC (“Dougherty”) for the owner participation interest in another Boeing 737-524 aircraft. Dougherty purchased the owner participation interest subject to debt of $10.8 million. The Liquidating Trust disclosed it had entered into a letter of intent with Dougherty to sell this owner participation interest on its Current Report on Form 8-K Item 8.01 filed with the Securities and Exchange Commission on December 29, 2006. Such Current Report is incorporated herein by reference. The reduction in debt assumed since the 8-K filed on December 29, 2006 is due to regularly scheduled principal and interest payments since that date.

CAL II distributed approximately $1.3 million of the cash proceeds to the Liquidating Trust.

As previously reported on the Liquidating Trust’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on December 4, 2006 and December 6, 2006, CAL I and CAL II had each previously sold the owner participation interest in other aircraft to Dougherty. Other than in respect of these purchase agreements and the purchase agreements described herein, there are no material relationships between Dougherty, CAL I, CAL II, or any of their affiliates, or any director or officer of the Trustee of the Liquidating Trust, or any associate of such director or officer.

The Liquidating Trust has now disposed of all of its equipment related assets.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Purchase Agreement (N16646) dated as of April 11, 2007 between PLM CAL I LLC and Dougherty Air Trustee, LLC.

10.2 Purchase Agreement (N16647) dated as of April 11, 2007 between PLM CAL II LLC and Dougherty Air Trustee, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLM Equipment Growth Fund V Liquidating Trust

By: PLM Financial Services, Inc.,
        its Trustee

By: s/s Richard K Brock
       Richard K Brock
       Chief Financial Officer

Date: April 11, 2007

Exhibit Index

Exhibit 10.1 Purchase Agreement (N16646) dated as of April 11, 2007 between PLM CAL I LLC and Dougherty Air Trustee, LLC (filed herewith).

Exhibit 10.2 Purchase Agreement (N16647) dated as of April 11, 2007 between PLM CAL II LLC and Dougherty Air Trustee, LLC (filed herewith).

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